EXHIBIT 99.1

WESTERN GAS ANNOUNCES
THIRD-QUARTER 2017 RESULTS

UPDATES 2017 CAPITAL EXPENDITURE OUTLOOK

HOUSTON, October 31, 2017 – Western Gas Partners, LP (NYSE: WES) (“WES” or the “Partnership”) and Western Gas Equity Partners, LP (NYSE: WGP) (“WGP”) today announced third-quarter 2017 financial and operating results.
WESTERN GAS PARTNERS, LP
Net income (loss) available to limited partners for the third quarter of 2017 totaled $65.1 million, or $0.38 per common unit (diluted), with third-quarter 2017 Adjusted EBITDA(1) of $257.8 million and third-quarter 2017 Distributable cash flow(1) of $231.9 million.
WES previously declared a quarterly distribution of $0.905 per unit for the third quarter of 2017. This distribution represented a 2% increase over the prior quarter’s distribution and a 7% increase over the third-quarter 2016 distribution of $0.845 per unit. The third-quarter 2017 Coverage ratio(1) of 1.09 times was based on the quarterly distribution of $0.905 per unit.
“Our portfolio continues to display strong quarterly performance, driven by accelerated producer activity in the DJ and Delaware Basins, despite the over $3.0 million impact to Adjusted EBITDA associated with extreme weather events,” said Chief Executive Officer, Benjamin Fink. “Our Ramsey processing facility is nearing capacity as we prepare to commission Ramsey VI later this quarter, and we remain confident that the growing production in the Delaware and DJ Basins will support the significant processing capacity we are adding at our new Mentone and Latham facilities, both of which are on schedule.”

(1) Please see the tables at the end of this release for a reconciliation of GAAP to non-GAAP measures and calculation of the Coverage ratio.

Total throughput attributable to WES for natural gas assets for the third quarter of 2017 averaged 3.4 Bcf/d, which was 1% below the prior quarter (virtually flat when adjusted for the Helper and Clawson divestitures in June 2017) and 16% below the third quarter of 2016. Total throughput for crude, NGL and produced water assets for the third quarter of 2017 averaged 209 MBbls/d, which was 15% above the prior quarter and 13% above the third quarter of 2016.
Capital expenditures attributable to WES, including equity investments but excluding acquisitions, totaled $156.5 million on a cash basis and $222.3 million on an accrual basis during the third quarter of 2017, with maintenance capital expenditures on a cash basis of $10.6 million. WES is updating its 2017 outlook for capital expenditures to a range of $800 million to $850 million and maintenance capital expenditures to a range of $50 million to $55 million.
WESTERN GAS EQUITY PARTNERS, LP
WGP indirectly owns the entire general partner interest in WES, 100% of the incentive distribution rights in WES and 50,132,046 WES common units. Net income (loss) available to limited partners for the third quarter of 2017 totaled $96.2 million, or $0.44 per common unit (diluted).
WGP previously declared a quarterly distribution of $0.53750 per unit for the third quarter of 2017. This distribution represented a 2% increase over the prior quarter’s distribution and a 20% increase over the third-quarter 2016 distribution of $0.44750 per unit. WGP will receive distributions from WES of $119.3 million attributable to the third quarter and will pay $117.7 million in distributions for the same period.
CONFERENCE CALL TOMORROW AT 11 A.M. CDT
WES and WGP will host a joint conference call on Wednesday, November 1, 2017, at 11:00 a.m. Central Daylight Time (12:00 p.m. Eastern Daylight Time) to discuss third-quarter 2017 results. Individuals who would like to participate should dial 877-883-0383 (Domestic) or 412-902-6506 (International) approximately 15 minutes before the scheduled conference call time, and enter participant access code 4666075. To access the live audio webcast of the conference call, please visit the investor relations section of the Partnership’s website at www.westerngas.com. A replay of the conference call will also be available on the website for two weeks following the call.

Western Gas Partners, LP (“WES”) is a growth-oriented Delaware master limited partnership formed by Anadarko Petroleum Corporation to acquire, own, develop and operate midstream energy assets. With midstream assets located in the Rocky Mountains, North-central Pennsylvania and Texas, WES is engaged in the business of gathering, compressing, treating, processing and transporting natural gas; gathering, stabilizing and transporting condensate, natural gas liquids and crude oil; and gathering and disposing of produced water for Anadarko, as well as for other producers and customers.
Western Gas Equity Partners, LP (“WGP”) is a Delaware master limited partnership formed by Anadarko to own the following types of interests in WES: (i) the general partner interest and all of the incentive distribution rights in WES, both owned through WGP’s 100% ownership of WES’s general partner, and (ii) a significant limited partner interest in WES.
For more information about Western Gas Partners, LP and Western Gas Equity Partners, LP, please visit www.westerngas.com.
This news release contains forward-looking statements. WES and WGP’s management believes that their expectations are based on reasonable assumptions. No assurance, however, can be given that such expectations will prove to have been correct. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this news release. These factors include the ability to meet financial guidance or distribution growth expectations; the ability to safely and efficiently operate WES’s assets; the supply of, demand for, and price of oil, natural gas, NGLs and related products or services; the ability to meet projected in-service dates for capital growth projects; construction costs or capital expenditures exceeding estimated or budgeted costs or expenditures; and the other factors described in the “Risk Factors” sections of WES’s and WGP’s most recent Forms 10-K and Forms 10-Q filed with the Securities and Exchange Commission and in their other public filings and press releases. Western Gas Partners and Western Gas Equity Partners undertake no obligation to publicly update or revise any forward-looking statements.

# # #

WESTERN GAS CONTACT
Jonathon E. VandenBrand
Director, Investor Relations
jon.vandenbrand@anadarko.com
832.636.6000

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures

Below are reconciliations of (i) net income (loss) attributable to Western Gas Partners, LP (GAAP) to WES’s Distributable cash flow (non-GAAP), (ii) net income (loss) attributable to Western Gas Partners, LP (GAAP) and net cash provided by operating activities (GAAP) to Adjusted EBITDA attributable to Western Gas Partners, LP (“Adjusted EBITDA”) (non-GAAP), and (iii) operating income (loss) (GAAP) to Adjusted gross margin attributable to Western Gas Partners, LP (“Adjusted gross margin”) (non-GAAP), as required under Regulation G of the Securities Exchange Act of 1934. Management believes that WES’s Distributable cash flow, Adjusted EBITDA, Adjusted gross margin, and Coverage ratio are widely accepted financial indicators of WES’s financial performance compared to other publicly traded partnerships and are useful in assessing its ability to incur and service debt, fund capital expenditures and make distributions. Distributable cash flow, Adjusted EBITDA, Adjusted gross margin and Coverage ratio, as defined by WES, may not be comparable to similarly titled measures used by other companies. Therefore, WES’s Distributable cash flow, Adjusted EBITDA, Adjusted gross margin and Coverage ratio should be considered in conjunction with net income (loss) attributable to Western Gas Partners, LP and other applicable performance measures, such as operating income (loss) or cash flows from operating activities.

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures, continued

Distributable Cash Flow

WES defines Distributable cash flow as Adjusted EBITDA, plus interest income and the net settlement amounts from the sale and/or purchase of natural gas, condensate and NGLs under WES’s commodity price swap agreements to the extent such amounts are not recognized as Adjusted EBITDA, less net cash paid (or to be paid) for interest expense (including amortization of deferred debt issuance costs originally paid in cash, offset by non-cash capitalized interest), maintenance capital expenditures, Series A Preferred unit distributions and income taxes.

	Three Months Ended September 30,			Nine Months Ended September 30,
thousands except Coverage ratio	2017		2016	2017		2016
Reconciliation of Net income (loss) attributable to Western Gas Partners, LP to Distributable cash flow and calculation of the Coverage ratio
Net income (loss) attributable to Western Gas Partners, LP	$143,506		$167,746	$418,846		$448,327
Add:
Distributions from equity investments	29,145		27,133	80,568		76,263
Non-cash equity-based compensation expense	1,258		1,469	3,479		4,018
Non-cash settled - interest expense, net (1)	—		(1,173)	71		(12,097)
Income tax (benefit) expense	510		472	4,905		7,431
Depreciation and amortization (2)	71,812		66,589	214,213		197,678
Impairments	2,159		2,392	170,079		11,313
Above-market component of swap agreements with Anadarko	18,049		18,417	46,719		34,782
Other expense (2)	—		40	140		96
Less:
Gain (loss) on divestiture and other, net	72		(6,230)	135,017		(8,769)
Equity income, net – affiliates	21,519		20,294	62,708		56,801
Cash paid for maintenance capital expenditures (2)	10,591		15,306	33,115		55,288
Capitalized interest	2,115		1,343	3,991		4,674
Cash paid for (reimbursement of) income taxes	—		—	189		67
Series A Preferred unit distributions	—		14,907	7,453		30,876
Other income (2)	283		150	960		272
Distributable cash flow	$231,859		$237,315	$695,587		$628,602
Distributions declared (3)
Limited partners – common units	$138,105			$397,850
General partner	73,933			210,432
Total	$212,038			$608,282
Coverage ratio	1.09	x		1.14	x

(1)	Includes amounts related to the Deferred purchase price obligation - Anadarko.

(2)	Includes WES’s 75% share of depreciation and amortization; other expense; cash paid for maintenance capital expenditures; and other income attributable to Chipeta.

(3)	Reflects cash distributions of $0.905 and $2.670 per unit declared for the three and nine months ended September 30, 2017, respectively.

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures, continued

Adjusted EBITDA Attributable to Western Gas Partners, LP

WES defines Adjusted EBITDA as net income (loss) attributable to Western Gas Partners, LP, plus distributions from equity investments, non-cash equity-based compensation expense, interest expense, income tax expense, depreciation and amortization, impairments, and other expense (including lower of cost or market inventory adjustments recorded in cost of product), less gain (loss) on divestiture and other, net, income from equity investments, interest income, income tax benefit, and other income.

	Three Months Ended September 30,		Nine Months Ended September 30,
thousands	2017	2016	2017	2016
Reconciliation of Net income (loss) attributable to Western Gas Partners, LP to Adjusted EBITDA attributable to Western Gas Partners, LP
Net income (loss) attributable to Western Gas Partners, LP	$143,506	$167,746	$418,846	$448,327
Add:
Distributions from equity investments	29,145	27,133	80,568	76,263
Non-cash equity-based compensation expense	1,258	1,469	3,479	4,018
Interest expense	35,544	30,768	106,794	75,687
Income tax expense	510	472	4,905	7,431
Depreciation and amortization (1)	71,812	66,589	214,213	197,678
Impairments	2,159	2,392	170,079	11,313
Other expense (1)	—	40	140	96
Less:
Gain (loss) on divestiture and other, net	72	(6,230)	135,017	(8,769)
Equity income, net – affiliates	21,519	20,294	62,708	56,801
Interest income – affiliates	4,225	4,225	12,675	12,675
Other income (1)	283	150	960	272
Adjusted EBITDA attributable to Western Gas Partners, LP	$257,835	$278,170	$787,664	$759,834
Reconciliation of Net cash provided by operating activities to Adjusted EBITDA attributable to Western Gas Partners, LP
Net cash provided by operating activities	$211,947	$263,872	$645,099	$657,738
Interest (income) expense, net	31,319	26,543	94,119	63,012
Uncontributed cash-based compensation awards	78	290	(94)	448
Accretion and amortization of long-term obligations, net	(1,055)	121	(3,194)	9,176
Current income tax (benefit) expense	395	131	1,023	5,110
Other (income) expense, net	(286)	(153)	(969)	(224)
Distributions from equity investments in excess of cumulative earnings – affiliates	7,034	5,981	16,255	16,592
Changes in operating working capital:
Accounts receivable, net	56,335	7,866	46,972	41,108
Accounts and imbalance payables and accrued liabilities, net	(45,982)	(26,330)	(4,007)	(24,103)
Other	3,181	3,184	3,065	1,445
Adjusted EBITDA attributable to noncontrolling interest	(5,131)	(3,335)	(10,605)	(10,468)
Adjusted EBITDA attributable to Western Gas Partners, LP	$257,835	$278,170	$787,664	$759,834
Cash flow information of Western Gas Partners, LP
Net cash provided by operating activities			$645,099	$657,738
Net cash used in investing activities			(514,797)	(1,040,692)
Net cash provided by (used in) financing activities			(335,792)	429,368

(1)	Includes WES’s 75% share of depreciation and amortization; other expense; and other income attributable to Chipeta.

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures, continued

Adjusted Gross Margin Attributable to Western Gas Partners, LP

WES defines Adjusted gross margin as total revenues and other, less cost of product and reimbursements for electricity-related expenses recorded as revenue, plus distributions from equity investments and excluding the noncontrolling interest owner’s proportionate share of revenue and cost of product.

	Three Months Ended September 30,		Nine Months Ended September 30,
thousands	2017	2016	2017	2016
Reconciliation of Operating income (loss) to Adjusted gross margin attributable to Western Gas Partners, LP
Operating income (loss)	$179,456	$197,288	$525,456	$527,053
Add:
Distributions from equity investments	29,145	27,133	80,568	76,263
Operation and maintenance	79,536	74,755	229,444	226,141
General and administrative	12,158	11,382	35,402	33,542
Property and other taxes	11,215	10,670	35,433	33,098
Depreciation and amortization	72,539	67,246	216,272	199,646
Impairments	2,159	2,392	170,079	11,313
Less:
Gain (loss) on divestiture and other, net	72	(6,230)	135,017	(8,769)
Proceeds from business interruption insurance claims	—	13,667	29,882	16,270
Equity income, net – affiliates	21,519	20,294	62,708	56,801
Reimbursed electricity-related charges recorded as revenues	14,323	15,170	42,338	45,707
Adjusted gross margin attributable to noncontrolling interest	5,878	3,984	13,189	12,588
Adjusted gross margin attributable to Western Gas Partners, LP	$344,416	$343,981	$1,009,520	$984,459
Adjusted gross margin attributable to Western Gas Partners, LP for natural gas assets	$305,337	$306,393	$904,620	$877,583
Adjusted gross margin for crude, NGL and produced water assets	39,079	37,588	104,900	106,876

Western Gas Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
thousands except per-unit amounts	2017	2016	2017	2016
Revenues and other
Gathering, processing and transportation	$306,187	$315,192	$913,436	$910,332
Natural gas and natural gas liquids sales	259,141	164,036	690,490	379,585
Other	9,367	2,417	12,412	3,533
Total revenues and other	574,695	481,645	1,616,338	1,293,450
Equity income, net – affiliates	21,519	20,294	62,708	56,801
Operating expenses
Cost of product	239,223	145,643	631,859	326,959
Operation and maintenance	79,536	74,755	229,444	226,141
General and administrative	12,158	11,382	35,402	33,542
Property and other taxes	11,215	10,670	35,433	33,098
Depreciation and amortization	72,539	67,246	216,272	199,646
Impairments	2,159	2,392	170,079	11,313
Total operating expenses	416,830	312,088	1,318,489	830,699
Gain (loss) on divestiture and other, net	72	(6,230)	135,017	(8,769)
Proceeds from business interruption insurance claims	—	13,667	29,882	16,270
Operating income (loss)	179,456	197,288	525,456	527,053
Interest income – affiliates	4,225	4,225	12,675	12,675
Interest expense	(35,544)	(30,768)	(106,794)	(75,687)
Other income (expense), net	286	153	969	224
Income (loss) before income taxes	148,423	170,898	432,306	464,265
Income tax (benefit) expense	510	472	4,905	7,431
Net income (loss)	147,913	170,426	427,401	456,834
Net income attributable to noncontrolling interest	4,407	2,680	8,555	8,507
Net income (loss) attributable to Western Gas Partners, LP	$143,506	$167,746	$418,846	$448,327
Limited partners’ interest in net income (loss):
Net income (loss) attributable to Western Gas Partners, LP	$143,506	$167,746	$418,846	$448,327
Pre-acquisition net (income) loss allocated to Anadarko	—	—	—	(11,326)
Series A Preferred units interest in net (income) loss	—	(25,539)	(42,373)	(50,989)
General partner interest in net (income) loss	(78,376)	(60,551)	(222,903)	(174,332)
Common and Class C limited partners’ interest in net income (loss)	$65,130	$81,656	$153,570	$211,680
Net income (loss) per common unit – basic and diluted	$0.38	$0.54	$0.91	$1.39
Weighted-average common units outstanding – basic	152,602	130,672	145,371	130,112
Weighted-average common units outstanding – diluted	165,475	164,658	165,258	157,107

Western Gas Partners, LP
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

thousands except number of units	September 30, 2017	December 31, 2016
Current assets	$358,346	$594,014
Note receivable – Anadarko	260,000	260,000
Net property, plant and equipment	5,507,714	5,049,932
Other assets	1,788,251	1,829,082
Total assets	$7,914,311	$7,733,028
Current liabilities	$393,364	$315,305
Long-term debt	3,343,886	3,091,461
Asset retirement obligations and other	156,532	149,043
Deferred purchase price obligation – Anadarko	—	41,440
Total liabilities	$3,893,782	$3,597,249
Equity and partners’ capital
Series A Preferred units (zero and 21,922,831 units issued and outstanding at September 30, 2017, and December 31, 2016, respectively)	$—	$639,545
Common units (152,602,105 and 130,671,970 units issued and outstanding at September 30, 2017, and December 31, 2016, respectively)	3,012,424	2,536,872
Class C units (12,977,633 and 12,358,123 units issued and outstanding at September 30, 2017, and December 31, 2016, respectively)	771,856	750,831
General partner units (2,583,068 units issued and outstanding at September 30, 2017, and December 31, 2016)	172,180	143,968
Noncontrolling interest	64,069	64,563
Total liabilities, equity and partners’ capital	$7,914,311	$7,733,028

Western Gas Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine Months Ended September 30,
thousands	2017	2016
Cash flows from operating activities
Net income (loss)	$427,401	$456,834
Adjustments to reconcile net income (loss) to net cash provided by operating activities and changes in working capital:
Depreciation and amortization	216,272	199,646
Impairments	170,079	11,313
(Gain) loss on divestiture and other, net	(135,017)	8,769
Change in other items, net	(33,636)	(18,824)
Net cash provided by operating activities	$645,099	$657,738
Cash flows from investing activities
Capital expenditures	$(419,193)	$(372,725)
Contributions in aid of construction costs from affiliates	1,386	4,927
Acquisitions from affiliates	(3,910)	(716,465)
Acquisitions from third parties	(155,298)	—
Investments in equity affiliates	(384)	139
Distributions from equity investments in excess of cumulative earnings – affiliates	16,255	16,592
Proceeds from the sale of assets to affiliates	—	623
Proceeds from the sale of assets to third parties	23,370	7,819
Proceeds from property insurance claims	22,977	18,398
Net cash used in investing activities	$(514,797)	$(1,040,692)
Cash flows from financing activities
Borrowings, net of debt issuance costs	$249,989	$1,094,600
Repayments of debt	—	(880,000)
Settlement of the Deferred purchase price obligation – Anadarko	(37,346)	—
Increase (decrease) in outstanding checks	3,310	(1,070)
Proceeds from the issuance of common units, net of offering expenses	(183)	25,000
Proceeds from the issuance of Series A Preferred units, net of offering expenses	—	686,937
Distributions to unitholders	(589,262)	(490,289)
Distributions to noncontrolling interest owner	(9,049)	(11,257)
Net contributions from (distributions to) Anadarko	30	(29,335)
Above-market component of swap agreements with Anadarko	46,719	34,782
Net cash provided by (used in) financing activities	$(335,792)	$429,368
Net increase (decrease) in cash and cash equivalents	$(205,490)	$46,414
Cash and cash equivalents at beginning of period	357,925	98,033
Cash and cash equivalents at end of period	$152,435	$144,447

Western Gas Partners, LP
OPERATING STATISTICS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Throughput for natural gas assets (MMcf/d)
Gathering, treating and transportation	784	1,562	1,029	1,556
Processing	2,588	2,448	2,528	2,301
Equity investment (1)	159	179	160	178
Total throughput for natural gas assets	3,531	4,189	3,717	4,035
Throughput attributable to noncontrolling interest for natural gas assets	104	119	107	127
Total throughput attributable to Western Gas Partners, LP for natural gas assets	3,427	4,070	3,610	3,908
Throughput for crude, NGL and produced water assets (MBbls/d)
Gathering, treating and transportation	77	58	57	59
Equity investment (2)	132	127	130	126
Total throughput for crude, NGL and produced water assets	209	185	187	185
Adjusted gross margin per Mcf attributable to Western Gas Partners, LP for natural gas assets (3)	$0.97	$0.82	$0.92	$0.82
Adjusted gross margin per Bbl for crude, NGL and produced water assets (4)	2.03	2.20	2.05	2.10

(1)	Represents WES’s 14.81% share of average Fort Union throughput and 22% share of average Rendezvous throughput.

(2)
Represents WES’s 10% share of average White Cliffs throughput, WES’s 25% share of average Mont Belvieu JV throughput, WES’s 20% share of average TEG and TEP throughput, and WES’s 33.33% share of average FRP throughput.

(3)
Average for period. Calculated as Adjusted gross margin attributable to Western Gas Partners, LP for natural gas assets (total revenues and other for natural gas assets, less reimbursements for electricity-related expenses recorded as revenue and cost of product for natural gas assets, plus distributions from WES’s equity investments in Fort Union and Rendezvous, and excluding the noncontrolling interest owner’s proportionate share of revenue and cost of product), divided by total throughput (MMcf/d) attributable to Western Gas Partners, LP for natural gas assets.

(4)
Average for period. Calculated as Adjusted gross margin for crude, NGL and produced water assets (total revenues and other for crude, NGL and produced water assets, less reimbursements for electricity-related expenses recorded as revenue and cost of product for crude, NGL and produced water assets, plus distributions from WES’s equity investments in White Cliffs, the Mont Belvieu JV, TEG, TEP and FRP), divided by total throughput (MBbls/d) for crude, NGL and produced water assets.

Western Gas Equity Partners, LP
CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION
(Unaudited)

thousands except per-unit amount and Coverage ratio	Three Months Ended September 30, 2017
Distributions declared by Western Gas Partners, LP:
General partner interest	$3,529
Incentive distribution rights	70,404
Common units held by WGP	45,370
Less:
Public company general and administrative expense	764
Interest expense	573
Cash available for distribution	$117,966
Declared distribution per common unit	$0.53750
Distributions declared by Western Gas Equity Partners, LP	$117,677
Coverage ratio	1.00	x

Western Gas Equity Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
thousands except per-unit amounts	2017	2016	2017	2016
Revenues and other
Gathering, processing and transportation	$306,187	$315,192	$913,436	$910,332
Natural gas and natural gas liquids sales	259,141	164,036	690,490	379,585
Other	9,367	2,417	12,412	3,533
Total revenues and other	574,695	481,645	1,616,338	1,293,450
Equity income, net – affiliates	21,519	20,294	62,708	56,801
Operating expenses
Cost of product	239,223	145,643	631,859	326,959
Operation and maintenance	79,536	74,755	229,444	226,141
General and administrative	12,922	12,112	37,595	36,514
Property and other taxes	11,215	10,670	35,433	33,113
Depreciation and amortization	72,539	67,246	216,272	199,646
Impairments	2,159	2,392	170,079	11,313
Total operating expenses	417,594	312,818	1,320,682	833,686
Gain (loss) on divestiture and other, net	72	(6,230)	135,017	(8,769)
Proceeds from business interruption insurance claims	—	13,667	29,882	16,270
Operating income (loss)	178,692	196,558	523,263	524,066
Interest income – affiliates	4,225	4,225	12,675	12,675
Interest expense	(36,117)	(31,301)	(108,447)	(76,869)
Other income (expense), net	311	165	1,029	270
Income (loss) before income taxes	147,111	169,647	428,520	460,142
Income tax (benefit) expense	510	472	4,905	7,431
Net income (loss)	146,601	169,175	423,615	452,711
Net income (loss) attributable to noncontrolling interests	50,399	77,778	146,529	190,635
Net income (loss) attributable to Western Gas Equity Partners, LP	$96,202	$91,397	$277,086	$262,076
Limited partners’ interest in net income (loss):
Net income (loss) attributable to Western Gas Equity Partners, LP	$96,202	$91,397	$277,086	$262,076
Pre-acquisition net (income) loss allocated to Anadarko	—	—	—	(11,326)
Limited partners’ interest in net income (loss)	$96,202	$91,397	$277,086	$250,750
Net income (loss) per common unit – basic and diluted	$0.44	$0.42	$1.27	$1.15
Weighted-average common units outstanding – basic and diluted	218,933	218,922	218,931	218,921

Western Gas Equity Partners, LP
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

thousands except number of units	September 30, 2017	December 31, 2016
Current assets	$358,970	$595,591
Note receivable – Anadarko	260,000	260,000
Net property, plant and equipment	5,507,714	5,049,932
Other assets	1,789,235	1,830,574
Total assets	$7,915,919	$7,736,097
Current liabilities	$393,567	$315,387
Long-term debt	3,371,886	3,119,461
Asset retirement obligations and other	156,532	149,043
Deferred purchase price obligation – Anadarko	—	41,440
Total liabilities	$3,921,985	$3,625,331
Equity and partners’ capital
Common units (218,933,141 and 218,928,570 units issued and outstanding at September 30, 2017, and December 31, 2016, respectively)	$1,067,269	$1,048,143
Noncontrolling interests	2,926,665	3,062,623
Total liabilities, equity and partners’ capital	$7,915,919	$7,736,097

Western Gas Equity Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine Months Ended September 30,
thousands	2017	2016
Cash flows from operating activities
Net income (loss)	$423,615	$452,711
Adjustments to reconcile net income (loss) to net cash provided by operating activities and changes in working capital:
Depreciation and amortization	216,272	199,646
Impairments	170,079	11,313
(Gain) loss on divestiture and other, net	(135,017)	8,769
Change in other items, net	(32,480)	(17,739)
Net cash provided by operating activities	$642,469	$654,700
Cash flows from investing activities
Capital expenditures	$(419,193)	$(372,725)
Contributions in aid of construction costs from affiliates	1,386	4,927
Acquisitions from affiliates	(3,910)	(716,465)
Acquisitions from third parties	(155,298)	—
Investments in equity affiliates	(384)	139
Distributions from equity investments in excess of cumulative earnings – affiliates	16,255	16,592
Proceeds from the sale of assets to affiliates	—	623
Proceeds from the sale of assets to third parties	23,370	7,819
Proceeds from property insurance claims	22,977	18,398
Net cash used in investing activities	$(514,797)	$(1,040,692)
Cash flows from financing activities
Borrowings, net of debt issuance costs	$249,989	$1,120,580
Repayments of debt	—	(880,000)
Settlement of the Deferred purchase price obligation – Anadarko	(37,346)	—
Increase (decrease) in outstanding checks	3,310	(1,070)
Proceeds from the issuance of WES common units, net of offering expenses	(183)	—
Proceeds from the issuance of WES Series A Preferred units, net of offering expenses	—	686,937
Distributions to WGP unitholders	(324,290)	(276,114)
Distributions to Chipeta noncontrolling interest owner	(9,049)	(11,257)
Distributions to noncontrolling interest owners of WES	(262,888)	(211,877)
Net contributions from (distributions to) Anadarko	30	(29,335)
Above-market component of swap agreements with Anadarko	46,719	34,782
Net cash provided by (used in) financing activities	$(333,708)	$432,646
Net increase (decrease) in cash and cash equivalents	$(206,036)	$46,654
Cash and cash equivalents at beginning of period	359,072	99,694
Cash and cash equivalents at end of period	$153,036	$146,348